Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem Announces CEO Transition; Carrie Lachance to Become Chief Executive Officer

The Company Reaffirms Full Year 2025 Guidance:
Revenue Growth of 8-10% and
Adjusted EBITDA (non-GAAP) margin greater than 18.8%

Rochester Hills, Michigan, April 1, 2025 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, today announced that Richard DiIorio will be stepping down as the Company’s Chief Executive Officer, effective May 19, 2025. Concurrently, the Company announced that Carrie Lachance, the Company’s President and Chief Operating Officer, and a member of the Company’s board of directors, will assume the role of Chief Executive Officer effective May 19, 2025. Following such date, Mr. DiIorio has agreed to remain available as an advisor to Ms. Lachance, in support of the transition.

“Carrie has been at the center of InfuSystem’s succession plan for the past several years, and she is the ideal person to succeed Rich having spent the last decade plus working her way up through ever greater positions of responsibility within the Company,” said Scott Shuda, Chairman of the board of InfuSystem. “Carrie currently serves as the Company’s President and Chief Operating Officer, positions she has held from 2021 and 2019, respectively. Previously, Carrie held senior roles as Senior Vice President of Clinical and Customer Services, and before assuming that responsibility, Carrie was a Territory Sales Manager. Carrie has also been a member of the Company’s Board of Directors since 2021. No one has had a wider range of responsibilities and experiences within InfuSystem, and Carrie has earned the respect of those with whom she has worked over the last 15 years, both inside and outside the Company.”

Rich DiIorio, the Company’s current Chief Executive Officer commented, “I have complete confidence in handing over the leadership reins to Carrie with her extensive operational expertise and demonstrated leadership abilities. We have worked closely over the last seven years while I have served as CEO and Carrie has been instrumental in the growth and development of InfuSystem’s business since she joined the Company in 2010. Having been Chief Operating Officer since 2019, Carrie is ready to take over as Chief Executive Officer, and this is something for which we have been preparing for the last several years. Carrie is exceptionally well-prepared for this responsibility and has a great combination of leadership, operational, and strategic skills. I have the utmost confidence in her to effectively lead this great company for many years to come.”

Ms. Lachance added, “I am honored and grateful for this opportunity to lead the Company into its next phase of growth. InfuSystem is an exceptional company with extraordinary professionals who strive daily to enhance patient care by providing services that benefit patients by improving access to quality healthcare and state of the art medical devices. This is an important time for the Company as we continue expanding the reach of our service offerings by identifying new partnerships, solving complex problems including logistics, billing, biomedical services, and customer care. I would like to thank Rich for his leadership, years of dedication and for all that he has done for InfuSystem, its employees and patients. I would also like to thank the Board of Directors for giving me this opportunity. InfuSystem is a resounding part of who I am and I’m both excited and prepared to lead our team. I look forward to our future and to continuing our mission of helping people live longer and healthier lives.”

Fiscal 2025 Guidance
InfuSystem also affirmed its annual guidance for the full year 2025 with net revenue growth estimated to be in the 8% to 10% range. We are also forecasting Adjusted EBITDA margin (non-GAAP) to be in the high teens, exceeding the Company's margin of 18.8% in 2024 despite the planned continued investment in the Company's business applications. The Company intends to update its annual guidance throughout the year.

The full year 2025 guidance reflects management’s current expectation for operational performance, given the current market conditions. This includes our best estimate of revenue and Adjusted EBITDA. The Company and its businesses are subject to certain risks, including those risk factors discussed in our most recent annual report on Form 10-K for the year ended December 31, 2024, filed on March 11, 2025. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this press release.

Non-GAAP Measures
This press release contains information prepared in conformity with GAAP as well as non-GAAP financial information. Non-GAAP financial measures presented in this press release include EBITDA, Adjusted EBITDA, Adjusted and EBITDA Margin. The Company believes that the non-GAAP financial measures presented in this press release provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during current periods to prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for non-recurring or non-core items that are not part of the normal course of business. Future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in when preparing calculations of non-GAAP amounts reported for completed periods. Such adjustments may be affected by changes in ongoing assumptions and judgments, as well as non-core, nonrecurring, unusual or unanticipated changes, expenses or gains or other items that may not directly correlate to the underlying performance of our business operations. The exact amounts of these adjustments are not currently determinable but may be significant. It is therefore not practicable to provide the comparable GAAP measures or reconcile this non-GAAP guidance to the most comparable GAAP measures and, therefore, such comparable GAAP measures and reconciliations are excluded from this release in reliance upon applicable SEC staff guidance.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The first platform is Patient Services, providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The Patient Services segment is comprised of Oncology, Pain Management and Wound Therapy businesses. The second platform, Device Solutions, supports the Patient Services platform and leverages strong service orientation to win incremental business from its direct payer clients. The Device Solutions segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “goal,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company’s ability to remediate its previously disclosed material weakness in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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